RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of June, 1998.



                                                     /s/ Stephen A. Carb
                                                     -------------------
                                                     Stephen A. Carb

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of June, 1998.



                                                     /s/ Richard R. Crowl
                                                     --------------------
                                                     Richard R. Crowl

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of July, 1998.



                                                     /s/ John H. Flittie
                                                     -------------------
                                                     John H. Flittie

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of June, 1998.



                                                     /s/ James T. Hale
                                                     -----------------
                                                     James T. Hale

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of June, 1998.



                                                     /s/ Wayne R. Huneke
                                                     -------------------
                                                     Wayne R. Huneke

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of July, 1998.



                                                     /s/ Kenneth U. Kuk
                                                     ------------------
                                                     Kenneth U. Kuk

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of June, 1998.



                                                     /s/ James R. Miller
                                                     -------------------
                                                     James R. Miller

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 3rd day of July, 1998.



                                                     /s/ Richard E. Nolan
                                                     --------------------
                                                     Richard E. Nolan

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of June, 1998.



                                                     /s/ Fioravante G. Perrotta
                                                     --------------------------
                                                     Fioravante G. Perrotta

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of July, 1998.



                                                     /s/ Robert C. Salipante
                                                     -----------------------
                                                     Robert C. Salipante

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of July, 1998.



                                                     /s/ John G. Turner
                                                     ------------------
                                                     John G. Turner

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 6th day of July, 1998.



                                                     /s/ Charles B. Updike
                                                     ---------------------
                                                     Charles B. Updike

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of July, 1998.



                                                     /s/ Ross M. Weale
                                                     -----------------
                                                     Ross M. Weale

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 7th day of July, 1998.



                                                     /s/ James G. Cochran
                                                     --------------------
                                                     James G. Cochran

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 1st day of July, 1998.



                                                     /s/ Roger D. Roenfeldt
                                                     ----------------------
                                                     Roger D. Roenfeldt

                  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

                                Power of Attorney
                             of Director and Officer

         The undersigned director and/or officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, does hereby make, constitute and appoint RICHARD R. CROWL, MICHAEL S. FISCHER, STEWART D. GREGG, ROBERT B. SAGINAW, and JEFFREY PROULX, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, under the Securities Act of 1933 (1933 Act) and the Investment Company Act of 1940 (1940 Act) and any other forms applicable to such registrations, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, DC, in connection with the registration under the 1933 and 1940 Acts, as amended, of variable annuity contracts and accumulation units in the ReliaStar Life Insurance Company of New York Variable Annuity Separate Account II ("Variable Account"), and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 30th day of June, 1998.



                                                     /s/ William D. Bonneville
                                                     -------------------------
                                                     William D. Bonneville